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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





       Date of Report (Date of earliest event reported): DECEMBER 11, 2002





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)





               DELAWARE                       1-12202                       93-1120873
     (State or other jurisdiction           (Commission                  (I.R.S. Employer
           of incorporation)                File Number)               Identification No.)



          13710 FNB PARKWAY                                                 68154-5200
           OMAHA, NEBRASKA                                                  (Zip Code)
(Address of principal executive offices)



                                 (402) 492-4300
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

By letter dated December 11, 2002, the United States Environmental Protection Agency ("EPA") has demanded payment of stipulated penalties determined pursuant to the Consent Decree in the amount of $176,000. Payment is due to the EPA and the Arizona Department of Environmental Quality by January 15, 2003. According to the EPA, penalties have been assessed for slurry discharges in the amount of $60,000 and for failure to comply with reporting requirements in the amount of $116,000. Black Mesa Pipeline, Inc. is evaluating this demand and if it questions the validity of any of the penalties, it will pursue any actions available to it under the Consent Decree, including dispute resolution.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Northern Border Partners, L.P.
                                     ( A Delaware Limited Partnership)



Dated:   December 19, 2002           By: /s/ Jerry L. Peters
                                         --------------------------------------
                                         Chief Financial and Accounting Officer